EXHIBIT 10.1

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of December 27, 2016 (the “Amendment Effective Date”), is made among Imprimis Pharmaceuticals, Inc., a Delaware corporation (the “Borrower”), the undersigned Subsidiaries of the Borrower, in their capacities as Guarantors, IMMY Funding LLC, a Delaware limited liability company (“IMMY Funding LLC”), in its capacity as collateral agent (in such capacity, “Collateral Agent”) and the Lenders listed on Schedule 1.1 (as amended herein) of the Loan and Security Agreement (as defined below) or otherwise a party hereto from time to time including IMMY Funding LLC in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”).

The Borrower, the Lenders and the Collateral Agent are parties to a Loan and Security Agreement dated as of May 11, 2015 (as amended by that certain First Amendment to Loan and Security Agreement dated as of October 20, 2015, and that certain Second Amendment to Loan and Security Agreement dated as of January 22, 2016, and as may be further amended, restated or modified from time to time, the “Loan and Security Agreement”). The Borrower has requested that the Lenders agree to certain amendments to the Loan and Security Agreement. The Lenders have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1 Definitions; Interpretation.

(a)       Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.

(b)       Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2 Amendments to the Loan and Security Agreement.

(a)       The Loan and Security Agreement shall be amended as follows effective as of the Amendment Effective Date:

(i)       Definitions Chart. The chart of definitions in Section 1.3 is amended as follows: (A) the Section references for “Term A Loan” is changed to Section 2.2(a)(i), and “Term Loan” is changed to Section 2.2(a)(ii), (B) a new line for “Exchange Agreement” is added, which is defined in Section 2.2(a)(ii) and (C) a new line for “Term B Loan” is added, which is defined in Section 2.2(a)(ii).

(ii)       New Definitions. The following definitions are added to Section 1.3 in their proper alphabetical order:

“Prepayment Fee” is, with respect to any Term Loan subject to prepayment prior to the Maturity Date, whether by mandatory or voluntary prepayment, acceleration or otherwise, an additional fee payable to the Lenders in amount equal to:

(i)       for a prepayment made on or after the Funding Date of such Term Loan through and including February 28, 2017, one quarter of one percent (0.25%) of the principal amount of such Term Loan prepaid;

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(ii)        for a prepayment made after February 28, 2017 through and including March 31, 2017, one half of one percent (0.50%) of the principal amount of the Term Loans prepaid;

(iii)       for a prepayment made after March 31, 2017 through and including April 30, 2017, three quarters of one percent (0.75%) of the principal amount of the Term Loans prepaid; and

(iv)       for a prepayment made after April 30, 2017 through and prior to the Maturity Date, one percent (1.00%) of the principal amount of the Term Loans prepaid.

“Third Amendment Effective Date” means December 27, 2016.

(iii)       Amended and Restated Definitions. The following definition is hereby amended and restated as follows:

“Amortization Date” is June 1, 2017.

“Loan Documents” are, collectively, this Agreement, the Pledge Agreement, the IP Security Agreement, the Secured Guaranty, the Warrants, the Perfection Certificates, each Control Agreement, each Compliance Certificate, each Loan Payment Request Form, any subordination agreements, any note, or notes or guaranties executed by Borrower or any other Person, and any other present or future agreement entered into by Borrower, any Guarantor or any other Person for the benefit of the Lenders and Collateral Agent in connection with this Agreement; all as amended, restated, or otherwise modified or supplemented from time to time.

“Maturity Date” is, for each Term Loan, twenty (20) months following the Amortization Date.

“Obligations” are all of Borrower’s obligations to pay when due any debts, principal, interest, Lenders’ Expenses, the Final Fee, the Prepayment Fee, and other amounts Borrower owes the Lenders now or later, in connection with, related to, following, or arising from, out of or under, this Agreement or the other Loan Documents (other than the Warrants), and including interest accruing after Insolvency Proceedings begin (whether or not allowed) and debts, liabilities, or obligations of Borrower assigned to the Lenders and/or Collateral Agent, and the performance of Borrower’s duties under the Loan Documents.

“PIK Option Period” means the period from the Effective Date until the Third Amendment Effective Date.

(iv)       Amended Definitions. The following definition is hereby amended as follows:

“Permitted Indebtedness”. The definition of “Permitted Indebtedness” is hereby amended by (i) adding “and” at the end of clause (m), (ii) replacing “; and” at the end of clause (n) with “.”, and (iii) deleting clause (o).

(v)       Deleted Definitions. The following definition is hereby deleted in its entirety: Revenue Threshold.

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(vi)       Section 2.2(a). Section 2.2(a) is hereby amended and restated as follows:

(a) Availability.

(i)        Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, to make term loans to Borrower on the Effective Date in an aggregate principal amount of Ten Million Dollars ($10,000,000.00) according to each Lender’s Term A Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term A Loan”, and collectively as the “Term A Loans”). After repayment, no Term A Loan may be reborrowed.

(ii)       Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, on the Third Amendment Effective Date, to make term loans to Borrower in an aggregate principal amount of Three Million Dollars ($3,000,000) according to each Lender’s Term B Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term B Loan”, and collectively as the “Term B Loans”; each Term A Loan or Term B Loan is hereinafter referred to singly as a “Term Loan” and the Term A Loans and the Term B Loans are hereinafter referred to collectively as the “Term Loans”). Such Term B Loans shall be issued in exchange for, and shall not be funded separately, cancellation and discharge of all Indebtedness owed with respect to the Note and Note Purchase Agreement pursuant to the terms of that certain Exchange and Discharge Agreement between Borrower and Lenders, dated as of the Third Amendment Effective Date (the “Exchange Agreement”), and as of the Third Amendment Effective Date all other Obligations of Borrower under the Note and Note Purchase Agreement shall be deemed terminated; provided, however, those obligations, liabilities, covenants, and terms that are expressly specified in the Note or Note Purchase Agreement as surviving that respective agreement’s termination, including without limitation, any indemnity obligations, shall continue to survive notwithstanding the termination of the Note and Note Purchase Agreement as provided herein and in the Exchange Agreement. After repayment, no Term B Loan may be reborrowed.

(vii)       Section 2.2(b). Section 2.2(b) is hereby amended and restated as follows:

(b) Repayment. Borrower shall make monthly payments of interest only commencing on the second (2nd) Payment Date following the Funding Date of each Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. Borrower agrees to pay, on the Funding Date of each Term Loan, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the first Payment Date after such Funding Date. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal and interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to twenty (20) months after the Amortization Date. All unpaid principal and accrued and unpaid interest with respect to each Term Loan is due and payable in full on the Maturity Date. The Term Loans may only be prepaid in accordance with Sections 2.2(c) and 2.2(d).

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(viii)       Section 2.3(c). Section 2.3(c) is hereby amended and restated as follows:

(c)       Mandatory Prepayments. If an event described in Section 7.2(c)(ii) occurs or the Term Loans are accelerated following the occurrence of an Event of Default, Borrower shall immediately pay to Lenders, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of: (i) all outstanding principal of the Term Loans plus accrued and unpaid interest thereon through the prepayment date, (ii) the Final Fee, (iii) the Prepayment Fee, plus (iv) all other Obligations that are due and payable, including, without limitation, Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts. Notwithstanding (but without duplication with) the foregoing, on the Maturity Date, if the Final Fee had not previously been paid in full in connection with the prepayment of the Term Loans in full, Borrower shall pay to each Lender in accordance with its respective Pro Rata Share, the Final Fee in respect of the Term Loans.

(ix)       Section 2.3(d). Section 2.3(d) is hereby amended and restated as follows:

(d)       Permitted Prepayment of Term Loans. Borrower shall have the option to prepay all, but not less than all, of the Term Loans advanced by the Lenders under this Agreement, provided Borrower (i) provides written notice to Collateral Agent of its election to prepay the Term Loans at least five (5) Business Days prior to such prepayment, and (ii) pays to the Lenders on the date of such prepayment, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of (A) all outstanding principal of the Term Loans plus accrued and unpaid interest thereon through the prepayment date, (B) the Final Fee, (C) the Prepayment Fee, plus (D) all other Obligations that are due and payable, including, without limitation, Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts.

(x)       Section 2.4. A new Section 2.4(c) is inserted as follows, and the existing Section 2.4(c) is renumbered as 2.4(d).

(c)       Prepayment Fee. The Prepayment Fee, when due hereunder, to be shared among the Lenders in accordance with their respective Pro Rata Shares; and

(xi)       Section 4.1. The second paragraph of Section 4.1 is hereby amended and restated as follows:

If this Agreement is terminated, Collateral Agent’s Lien in the Collateral shall continue until the Obligations (other than inchoate contingent obligations) are repaid in full in cash. Upon payment in full in cash of the Obligations (other than inchoate contingent obligations) and at such time as the Lenders’ obligation to extend Term Loans has terminated, Collateral Agent shall, at the sole cost and expense of Borrower, release its Liens in the Collateral and all rights therein shall revert to Borrower.

(xii)       Section 8.13. Section 8.13 is hereby deleted.

(xiii)       Lenders and Commitments. Schedule 1.1 of the Loan and Security Agreement, the Schedules of Lenders and Commitments, is hereby amended and restated in its entirety with Annex A hereto.

(b)       References Within Loan and Security Agreement. Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.

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SECTION 3 Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a)       Fees and Expenses. The Borrower shall have paid (i) all invoiced costs and expenses then due in accordance with Section 5(e), and (ii) all other fees, costs and expenses, if any, due and payable as of the Amendment Effective Date under the Loan and Security Agreement.

(b)       This Amendment; the Amendment to Warrant to Purchase Stock; the Exchange Agreement; Equity Raise. The Collateral Agent shall have received (i) this Amendment, executed by the Collateral Agent, the Lenders, the Borrower and the Guarantors, (ii) that certain Amendment to Warrant to Purchase Stock, dated as of the date hereof, executed by IMMY Funding LLC and the Borrower (the “Warrant Amendment”), (iii) the Exchange Agreement, executed by the Lenders and the Borrower and (iv) evidence satisfactory to it that Borrower has received, in a principal amount of at least Five Million Dollars ($5,000,000), net proceeds (not subject to any redemption, clawback or similar provision) from a bona fide equity financing from investors and on terms and conditions reasonably acceptable to the Collateral Agent, subject to verification by Collateral Agent (including supporting documentation reasonably requested by Collateral Agent).

(c)       Representations and Warranties; No Default. On the Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:

(i)       The representations and warranties contained in Section 4 shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date; and

(ii)       There exist no Events of Default or events that with the passage of time would result in an Event of Default.

SECTION 4 Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it or the Guarantors in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof. For the purposes of this Section 4, (i) each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete as of such earlier date); (b) that there has not been and there does not exist a Material Adverse Change; and (c) that the information included in the Perfection Certificate delivered to Collateral Agent on January 22, 2016 remains true and correct.

SECTION 5 Miscellaneous.

(a)       Loan Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and the Collateral Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. The Borrower hereby reaffirms the grant of security under Section 4.1 of the Loan and Security Agreement, and hereby reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement as of the date hereof.

(b)       Reaffirmation by the Guarantors. The undersigned Guarantors hereby reaffirm the grant of security under Section 2.1 of the Secured Guaranty, and hereby reaffirm that such grant of security in the Collateral secures all Guarantor Obligations under the Secured Guaranty as of the date hereof. For the purpose of this Section 5(b), “Collateral” has the meaning given to it in the Secured Guaranty.

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(c)       Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Collateral Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.

(d)       No Reliance. The Borrower and the Guarantors hereby acknowledge and confirm to the Collateral Agent and the Lenders that the Borrower and the Guarantors are executing this Amendment on the basis of their own investigation and for their own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(e)       Costs and Expenses. The Borrower agrees to pay to the Collateral Agent within ten (10) days of its receipt of an invoice (or on the Amendment Effective Date to the extent invoiced on or prior to the Amendment Effective Date), the out-of-pocket costs and expenses of the Collateral Agent and the Lenders party hereto, and the fees and disbursements of counsel to the Collateral Agent and the Lenders party hereto (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Amendment Effective Date or after such date.

(f)       Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(g)       Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES that would result in the application of any laws other than the laws OF the State of New York), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.

(h)       Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

(i)       Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(j)       Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(k)       Loan Documents. This Amendment, the Warrant Amendment, the Exchange Agreement and the other documents related hereto shall constitute Loan Documents.

(l)       Outstanding Principal. As of the Amendment Effective Date, the Borrower, the Collateral Agent and the Lenders agree that the outstanding principal amount of all Term Loans is $13,332,254.94.

(m)       Tax Treatment. The parties hereto agree that the tax treatment of the Amendment will be as determined by the Lenders, in good faith consultation with the Borrower.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

IMPRIMIS PHARMACEUTICALS, INC.,
as Borrower

By:	/s/ Andrew R. Boll
Name:	Andrew R. Boll
Title:	CFO and Secretary

COLLATERAL AGENT AND LENDERS:

IMMY FUNDING LLC,
as Collateral Agent and a Lender

By:	/s/ Stephen J. DeNelsky
Name:	Stephen J. DeNelsky
Title:	President

[Signature Page to Third Amendment to Loan and Security Agreement]

GUARANTOR:

IMPRIMISRX CA, INC., a California corporation, as Guarantor

By:	/s/ Andrew R. Boll
Name:	Andrew R. Boll
Title:	CFO and Secretary

IMPRIMISRX NJ, LLC, a New Jersey limited liability company, as Guarantor

By:	/s/ Andrew R. Boll
Name:	Andrew R. Boll
Title:	CFO and Secretary

IMPRIMISRX TX, INC., a Texas corporation, as Guarantor

By:	/s/ Andrew R. Boll
Name:	Andrew R. Boll
Title:	CFO and Secretary

IMPRIMISRX PA, INC., a Delaware corporation, as Guarantor

By:	/s/ Andrew R. Boll
Name:	Andrew R. Boll
Title:	CFO and Secretary

IMPRIMIS NJOF, LLC, a New Jersey limited liability company, as Guarantor

By:	/s/ Andrew R. Boll
Name:	Andrew R. Boll
Title:	CFO and Secretary

[Signature Page to Third Amendment to Loan and Security Agreement]

Annex A

SCHEDULE 1.1

Lenders and Commitments

	Term A Loans

Lender	Term Loan Commitment	Commitment Percentage
IMMY Funding LLC	$10,000,000.00	100.00%
TOTAL	$10,000,000.00	100.00%

	Term B Loans

Lender	Term Loan Commitment	Commitment Percentage
IMMY Funding LLC	$3,000,000.00	100.00%
TOTAL	$3,000,000.00	100.00%

	Aggregate (all Term Loans)

Lender	Term Loan Commitment	Commitment Percentage
IMMY Funding LLC	$13,000,000.00	100.00%
TOTAL	$13,000,000.00	100.00%